                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                                           May 1, 1996
Date of Report (Date of earliest event reported)  . . . . . . . . . . . . . . .


                             VINLAND PROPERTY TRUST
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
             (Exact name of registrant as specified in its charter)


California                           0-8003                      94-2432628
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other jurisdiction       (Commission                (I.R.S. Employer
       of incorporation)            File No.)                Identification No.)


One Turtle Creek, 3878 Oak Lawn , Suite 300, Dallas, Texas               75219
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        (Address of principal executive offices)                      (Zip Code)


                                                          (214) 522-9910
Registrant's telephone number, including area code  . . . . . . . . . . . . . .


                               Not Applicable
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


This Form 8-K/A amends a Form 8-K Current Report dated May 1, 1996, and filed May 16, 1996, by Vinland Property Trust (the "Trust") only to provide required financial statements that were not available at the date of the original filing.

In April 1996, the Trust consummated the acquisition of Holly House Apartments ("Holly House"), a 57-unit complex built in the mid-1960s and located in North Miami, Florida, from Alan M. Kornbluh, as Trustee (who has no other relationship to the Trust). The $1.4 million purchase price was based on a capitalization rate of approximately 12.5% and was paid in cash from the Trust's general working capital. The Trust paid an acquisition fee of $14,500 to Tarragon Realty Advisors, Inc. ("Tarragon"), the Trust's advisor, for services rendered in connection with the transaction.

On May 1, 1996, the Trust purchased Mission Trace Apartments ("Mission Trace") for a purchase price of $2.9 million, which was based on an estimated capitalization rate of approximately 11%. This property was constructed in 1990 and consists of twelve two-story garden style buildings with a total of 96 units. The property was 91% occupied at the date of purchase and is located in Tallahassee, Florida. A portion of the purchase price was financed through a first mortgage loan in the amount of $2,220,000 and a second mortgage loan in the amount of $290,000, both provided by First Federal Savings and Loan Association of Osceola County, the seller (which has no other relationship to the Trust). The remainder of the purchase price was paid in cash from general working capital of the Trust. For the first two years, the first and second mortgage loans bear interest at 8.25% and 8.5%, respectively. Thereafter, the rates are adjusted every two years to 225 basis points and 200 basis points, respectively, over the Two Year Constant Maturity Treasury. Both loans mature in May 2006 and are payable in monthly installments of principal and interest. In connection with the acquisition, the Trust paid a $28,900 acquisition fee to Tarragon.

The purchase prices in each of the above transactions represented less than 10% of the Trust's consolidated assets as of November 30, 1995. However, the aggregate purchase price exceeded 10% of the Trust's consolidated assets as of November 30, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Pro forma financial information:

Pro forma statements of operations are presented for the fiscal year ended November 30, 1995, and the three months ended February 29, 1996. A pro forma balance sheet as of February 29, 1996, is also presented.

The pro forma statements of operations present the Trust's operations as if the transactions described in Item 2. had occurred at the beginning of each of the periods presented. The pro forma statements of operations include estimated operations for Holly House due to the unavailability of certain financial records. Operations for the year ended November 30, 1995, have been estimated using operations for the twelve months ended December 31, 1995. Operations for the three months ended February 29, 1996, have been estimated based on one-fourth of the property's actual 1995 operations.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (Continued)


(b)      Financial statements of property acquired:

Mission Trace represents 66% of the aggregate real estate acquired in the transactions described in Item 2. The total revenues of Mission Trace represent approximately 67% of the aggregate total revenues of both properties acquired for the year ended December 31, 1995. As it covers the substantial majority of the properties acquired, only the audited statement of revenues and direct operating expenses for Mission Trace for the year ended December 31, 1995, is provided.

Exhibit
Number                                Description
- ------       --------------------------------------------------------------

99.0 Audited Statement of Revenues and Direct Operating Expenses of Mission Trace Apartments for the year ended December 31, 1995





                     [This space intentionally left blank.]

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
                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               FEBRUARY 29, 1996
                                  (Unaudited)

                                                                     Mission          Holly
                                                    Actual          Trace (1)       House (2)      Pro forma
                                                   --------         ---------       ---------      ---------
                                                                      (dollars in thousands)
                   Assets
Real estate
  Held for investment, net of
     accumulated depreciation   . . . . . . .      $ 18,061          $ 2,868         $ 1,476       $ 22,405
  Held for sale, net of
     accumulated depreciation   . . . . . . .         8,422               -               -           8,422
                                                   --------          -------         -------       --------
                                                     26,483            2,868           1,476         30,827
Less - allowance for estimated
  losses  . . . . . . . . . . . . . . . . . .          (241)              -               -            (241)
                                                   ---------         -------         -------       --------
                                                     26,242            2,868           1,476         30,586

Notes and interest receivable . . . . . . . .           736               -               -             736
Cash and cash equivalents . . . . . . . . . .         2,266             (325)         (1,438)           503
Other assets  . . . . . . . . . . . . . . . .         1,697               39              -           1,736
                                                   --------          -------         -------       --------
                                                   $ 30,941          $ 2,582         $    38       $ 33,561
                                                   ========          =======         =======       ========

Liabilities and Shareholders' Equity

Liabilities
Notes, debentures, and interest
  payable   . . . . . . . . . . . . . . . . .      $ 21,029          $ 2,510         $    -        $ 23,539
Other liabilities . . . . . . . . . . . . . .           709               72              38            819
                                                   --------          -------         -------       --------
                                                     21,738            2,582              38         24,358
Commitments and contingencies

Shareholders' equity
Shares of beneficial interest, no
  par value; authorized shares,
  unlimited; issued and outstanding,
  1,348,604 shares  . . . . . . . . . . . . .         2,246               -               -           2,246
Paid-in capital . . . . . . . . . . . . . . .        43,735               -               -          43,735
Accumulated distributions in excess
  of accumulated earnings   . . . . . . . . .       (36,778)              -               -         (36,778)
                                                   --------          -------         -------       --------
                                                      9,203               -               -           9,203
                                                   --------          -------         -------       --------
                                                   $ 30,941          $ 2,582         $    38       $ 33,561
                                                   ========          =======         =======       ========

- ---------------

(1) Assumes acquisition of Mission Trace Apartments by the Trust on February 29, 1996.

(2) Assumes acquisition of.Holly House Apartments by the Trust on February 29, 1996.




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
                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED FEBRUARY 29, 1996
                                  (Unaudited)



                                                                     Mission          Holly
                                                    Actual          Trace (1)       House (2)      Pro forma
                                                   --------         ---------       ---------      ---------
                                                             (dollars in thousands, except per share)
Income
  Rentals   . . . . . . . . . . . . . . . . .     $   2,329          $   166         $    78      $   2,573
  Interest  . . . . . . . . . . . . . . . . .            47               -               -              47
  Equity in income of partnership   . . . . .             4               -               -               4
                                                  ---------          -------         -------      ---------
                                                      2,380              166              78          2,624
Expenses
  Property operations   . . . . . . . . . . .         1,426               63              50          1,539
  Interest  . . . . . . . . . . . . . . . . .           461               52              -             513
  Depreciation  . . . . . . . . . . . . . . .           209               14               7            230
  Advisory fee to affiliate   . . . . . . . .            60               -               -              60
  General and administrative  . . . . . . . .           124               -               -             124
                                                  ---------          -------         -------      ---------
                                                      2,280              129              57          2,466
                                                  ---------          -------         -------      ---------
Income before (loss) on sale of
  real estate and extraordinary
  gain    . . . . . . . . . . . . . . . . . .           100               37              21            158
(Loss) on sale of real estate . . . . . . . .          (193)              -               -            (193)
                                                  ---------          -------         -------      ---------
Income (loss) from continuing
  operations  . . . . . . . . . . . . . . . .     $     (93)         $    37         $    21      $     (35)
                                                  =========          =======         =======      =========
Earnings per share

Income (loss) from continuing
  operations  . . . . . . . . . . . . . . . .     $    (.06)                                      $    (.03)
                                                  =========                                       =========
Weighted average shares of
  beneficial interest used in
  computing earnings per share  . . . . . . .     1,378,161                                       1,378,161
                                                  =========                                       =========

- ---------------

(1) Assumes acquisition of Mission Trace Apartments by the Trust on December 1, 1995, and accordingly represents operations for the three months ended February 29, 1996.

(2) Assumes acquisition of Holly House Apartments by the Trust on December 1, 1995, and accordingly represents operations for the three months ended February 29, 1996. Due to the unavailability of certain financial records, operations for the three months ended February 29, 1996, have been estimated based on one-fourth of the property's actual 1995 operations.




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
                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1995



                                                                     Mission          Holly
                                                    Actual          Trace (1)       House (2)      Pro forma
                                                   --------         ---------       ---------      ---------
                                                   (Audited)       (Unaudited)     (Unaudited)    (Unaudited)
                                                             (dollars in thousands, except per share)
Income
  Rentals   . . . . . . . . . . . . . . . . .     $   8,306          $   650         $   314      $   9,270
  Interest  . . . . . . . . . . . . . . . . .           131               -               -             131
                                                  ---------          -------         -------      ---------
                                                      8,437              650             314          9,401
Expenses
  Property operations   . . . . . . . . . . .         5,666              390             200          6,256
  Interest  . . . . . . . . . . . . . . . . .         1,441              208              -           1,649
  Depreciation  . . . . . . . . . . . . . . .           991               57              30          1,078
  Advisory fee to affiliate   . . . . . . . .           146               -               -             146
  General and administrative  . . . . . . . .           356               -               -             356
  Provision for losses  . . . . . . . . . . .          (190)              -               -            (190)
                                                  ---------          -------         -------      ---------
                                                      8,410              655             230          9,295
                                                  ---------          -------         -------      ---------
Net income (loss) . . . . . . . . . . . . . .     $      27          $    (5)        $    84      $     106
                                                  =========          =======         =======      =========

Earnings per share

Net income (loss) . . . . . . . . . . . . . .     $     .02                                       $     .08
                                                  =========                                       =========

Weighted average shares of
  beneficial interest used in
  computing earnings per share  . . . . . . .     1,392,006                                       1,392,006
                                                  =========                                       =========

- ---------------
(1) Assumes acquisition of Mission Trace Apartments by the Trust on December 1, 1994, and accordingly represents operations for the year ended November 30, 1995.

(2) Assumes acquisition of Holly House Apartments by the Trust on December 1, 1994, and accordingly represents operations for the year ended November 30, 1995. Due to the unavailability of certain financial records, operations for the year ended November 30, 1995, have been estimated using operations for the year ended December 31, 1995.





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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VINLAND PROPERTY TRUST



                                       By: /S/ Bruce A. Schnitz
                                           ---------------------------------
                                           Bruce A. Schnitz
                                           Chief Operating Officer and
                                           Principal Financial Officer

DATED:   July 15, 1996





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

                             VINLAND PROPERTY TRUST

                               INDEX TO EXHIBITS
                          CURRENT REPORT ON FORM 8-K/A

                               Dated May 1, 1996



Exhibit                                                                          Page
Number                                     Description                          Number
- ------           ------------------------------------------------------------   ------
  99.0           Audited Statement of Revenues and Direct Operating Expenses
                 of Mission Trace Apartments for the year ended                   9
                 December 31, 1995





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